16-Mar-05

DAIMLERCHRYSLER MASTER OWNER TRUST

	Collections	Accrual	Distribution

From:	01-Feb-04	15-Feb-05	15-Mar-05
To:	29-Feb-04	14-Mar-05
Days:	29	28

S&P Long Term Debt Rating of DaimlerChrysler AG	BBB	Note: Due to rounding, some totals are off by a penny.
     (if S&P rating is lower than BBB-, Overcollateralization Percentage increases from 9.89% to 11.11%)

Series Allocation — Beginning of COLLECTION Period
(i.e., after giving effect to payments and deposits on January payment date)

			[A]	[B]	[C]	[A]+[B]+[C]	[D]	[A]+[B]+[C]+[D]	[SNLA/Pool]	[SNLA/Pool]	[SNLA/AggSNLA]
	Outstanding	EFA and	Nominal	Primary	Increm.	Series	Seller’s Req.	Required	Floating	Principal	Miscellaneous
	Dollar Principal	PFA	Liq. Amount	OC	OC	Nominal	Participation	Participation	Allocation	Allocation	Allocation
Series	Amount	Balances	of Notes	Amount	Amount	Liq. Amount	Amount (1)	Amount	Percentage	Percentage	Percentage

DCMOT 02-A Notes	2,000,000,000.00	0.00	2,000,000,000.00	197,802,197.80	0.00	2,197,802,197.80	80,000,000.00	2,277,802,197.80	18.72486%	18.72486%	30.76923%
DCMOT 02-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	9.36243%	9.36243%	15.38462%
DCMOT 03-A Notes	1,500,000,000.00	0.00	1,500,000,000.00	148,351,648.35	0.00	1,648,351,648.35	60,000,000.00	1,708,351,648.35	14.04364%	14.04364%	23.07692%
DCMOT 04-A Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	9.36243%	9.36243%	15.38462%
DCMOT 04-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	9.36243%	9.36243%	15.38462%

Total	6,500,000,000.00	0.00	6,500,000,000.00	642,857,142.85	0.00	7,142,857,142.85	260,000,000.00	7,402,857,142.85	60.85579%	60.85579%	100.00000%
								Seller’s Percentages:	39.14421%	39.14421%	0.00000%

Series Allocation — End of COLLECTION Period

(i.e., after giving effect to payments and deposits on February payment date)

			[A]	[B]	[C]	[A]+[B]+[C]	[D]	[A]+[B]+[C]+[D]	[SNLA/Pool]	[SNLA/Pool]	[SNLA/AggSNLA]
	Outstanding	EFA and	Nominal	Primary	Increm.	Series	Seller’s Req.	Required	Floating	Principal	Miscellaneous
	Dollar Principal	PFA	Liq. Amount	OC	OC	Nominal	Participation	Participation	Allocation	Allocation	Allocation
Series	Amount	Balances	of Notes	Amount	Amount	Liq. Amount	Amount (1)	Amount	Percentage	Percentage	Percentage

DCMOT 02-A Notes	2,000,000,000.00	0.00	2,000,000,000.00	197,802,197.80	0.00	2,197,802,197.80	80,000,000.00	2,277,802,197.80	18.48214%	18.48214%	30.76923%
DCMOT 02-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	9.24107%	9.24107%	15.38462%
DCMOT 03-A Notes	1,500,000,000.00	0.00	1,500,000,000.00	148,351,648.35	0.00	1,648,351,648.35	60,000,000.00	1,708,351,648.35	13.86161%	13.86161%	23.07692%
DCMOT 04-A Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	9.24107%	9.24107%	15.38462%
DCMOT 04-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	9.24107%	9.24107%	15.38462%

Total	6,500,000,000.00	0.00	6,500,000,000.00	642,857,142.85	0.00	7,142,857,142.85	260,000,000.00	7,402,857,142.85	60.06697%	60.06697%	100.00000%
								Seller’s Percentages:	39.93303%	39.93303%	0.00000%

(1)	If any dealer/affiliate is over 1.5% then Required Participation Percentage will be 4% rather than 3%

16-Mar-05

Trust Principal Receivables			Trust Non-Principal Receivables
Beginning Pool Balance	11,737,350,897.78		Total Interest Collections	63,777,609.85
			Interest Collections	63,489,656.36
Total Principal Collections	4,099,373,901.94		Interest Collections on “D” and “L”	287,953.49
Principal Collections	4,251,386,151.79		Recoveries on Defaulted Receivables	1.12
Principal Adjustments	(181,311,955.38)		Investment Income from Collection Account	30,290.77
Principal Collections for “D” and “L”	29,299,705.53		Investment Income from Excess Funding Account	0.00
New Principal Receivables	4,253,511,969.19
Receivables Added for Additional Accounts	0.00		Average Interest Collections Rate
Principal Default Amounts	0.00		Total Interest Collections	63,777,609.85
As Pct of Collections/Avg. Receivables	0.0000%	0.0000%	/ Average Daily Pool Balance (prior month)	12,208,910,998.57
			* 360	360
Ending Pool Balance	11,891,488,965.03		/ Actual Days (prior month)	31

Ending Required Participation Amount (trust-wide)	(7,402,857,142.85)		Average Interest Collections Rate	6.06642%

Ending Excess Receivables (trust-wide)	4,488,631,822.18

			Summary of Collections
Average Daily Pool Balance	11,814,419,931.41		Total Principal Collections	4,099,373,901.94
Monthly Payment Rate	34.6981%		Total Interest Collections	63,777,609.85

Previous Monthly Payment Rate	35.3720%		Total Collections	4,163,151,511.79
2-Month Average Payment Rate	35.0350%
Monthly Payment Rate 2 Months Ago	37.6886%		Deposit into EFA per Section 4.06(b)(i) of SSA
3-Month Average Payment Rate	35.9196%		Aggregate Outstanding Dollar Principal Amount	6,500,000,000.00
			Aggregate OC Amounts	642,857,142.85

Used Vehicle Balance	578,847,205.44		Total “A”	7,142,857,142.85
As Pct of Ending Pool Balance	4.8677%

			Aggregate Series NLA minus “Adjustment Amount”	7,142,857,142.85
AutoNation Affiliated Dealer Balance	348,866,858.25		Aggregate Principal Balance in all PFAs	0.00
As Pct of Ending Pool Balance	2.9338%		Aggregate Principal Balance in EFA	0.00

UAG Affiliated Dealer Balance	235,470,380.90		Total “B”	7,142,857,142.85
As Pct of Ending Pool Balance	1.9802%
Largest Dlr Balance (other than AutoNation/UAG)	188,941,679.14		Amount to be deposited into EFA (“A” minus “B”)	0.00
As Pct of Ending Pool Balance	1.5889%
2nd Largest Dlr Balance (other than AutoNation/UAG)	182,355,105.70
As Pct of Ending Pool Balance	1.5335%
3rd Largest Dlr Balance (other than AutoNation/UAG)	158,258,013.00
As Pct of Ending Pool Balance	1.3309%

Overconcentration Amount (may be multiple dealers)	0.00

Aggregate Ineligible Receivables	0.00

Miscellaneous Payments (if any)	0.00

DaimlerChrysler Master Owner Trust — SERIES 2002-A
Collection Period: February 1, 2005 through February 28, 2005
Distribution Date: March 15, 2005

				Expected Final		Accumulation	Early Redemption
Amounts owed on Notes on Current Payment Date				Payment Date		Period	Period
Outstanding Dollar Principal Amount of Notes		2,000,000,000.00		16-May-05		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		4,122,222.22		28		2.59000%	0.06%
per $1,000 of Notes		2.06

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date
NLA of Notes as of prior payment date		2,000,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		2,000,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	197,802,197.80	= Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		197,802,197.80
Is Primary OC Amt < Required Primary OC Amt?	No

Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00

Series Nominal Liquidation Amount		2,197,802,197.80	= Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	80,000,000.00

Series Required Participation Amount		2,277,802,197.80

Interest Collections		Total Pool		Series Alloc. %		Series Allocation

Collections of Interest		63,777,609.85	x	18.724857%	=	11,942,266.39
Recoveries on Defaulted Receivables		1.12	x	18.724857%	=	0.21
Investment Income from Collection Account		30,290.77	x	18.724857%	=	5,671.90

Total Interest Collections		63,807,901.74				11,947,938.50

Series Share of Interest Collections		11,947,938.50
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		11,947,938.50

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement
Total interest to be paid on Notes (for deposit in IFA)		4,122,222.22
Series Servicing Fee	1.00%	1,831,501.83
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		5,994,214.45	= Amt to be released to Seller

Deposit in IFA from Series Available Interest Amount		4,122,222.22
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		4,122,222.22

Principal Collections and Investor Default Amount		Total Pool		Series Alloc. %		Series Allocation

Collections of Principal		4,099,373,901.94	x	18.724857%	=	767,601,910.32
Miscellaneous Payments (if any)		0.00	x	30.769231%	=	0.00
Losses from Defaulted Dealers		0.00	x	18.724857%	=	0.00

Series Share of Principal Collections		767,601,910.32
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		767,601,910.32

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement
To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		767,601,910.32	= Amt to be released to Seller

Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust — SERIES 2002-B
Collection Period: February 1, 2005 through February 28, 2005
Distribution Date: March 15, 2005

				Expected Final		Accumulation	Early Redemption
Amounts owed on Notes on Current Payment Date				Payment Date		Period	Period
Outstanding Dollar Principal Amount of Notes		1,000,000,000.00		15-Nov-05		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		2,041,666.67		28		2.59000%	0.035%
per $1,000 of Notes		2.04

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date
NLA of Notes as of prior payment date		1,000,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,000,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	98,901,098.90	= Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		98,901,098.90
Is Primary OC Amt < Required Primary OC Amt?	No

Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00

Series Nominal Liquidation Amount		1,098,901,098.90	= Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	40,000,000.00

Series Required Participation Amount		1,138,901,098.90

Interest Collections		Total Pool		Series Alloc. %		Series Allocation

Collections of Interest		63,777,609.85	x	9.362429%	=	5,971,133.19
Recoveries on Defaulted Receivables		1.12	x	9.362429%	=	0.10
Investment Income from Collection Account		30,290.77	x	9.362429%	=	2,835.95
Total Interest Collections		63,807,901.74				5,973,969.24

Series Share of Interest Collections		5,973,969.24
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		5,973,969.24

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement
Total interest to be paid on Notes (for deposit in IFA)		2,041,666.67
Series Servicing Fee	1.00%	915,750.92
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		3,016,551.65	= Amt to be released to Seller

Deposit in IFA from Series Available Interest Amount		2,041,666.67
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		2,041,666.67

Principal Collections and Investor Default Amount		Total Pool		Series Alloc. %		Series Allocation

Collections of Principal		4,099,373,901.94	x	9.362429%	=	383,800,955.16
Miscellaneous Payments (if any)		0.00	x	15.384615%	=	0.00
Losses from Defaulted Dealers		0.00	x	9.362429%	=	0.00

Series Share of Principal Collections		383,800,955.16
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		383,800,955.16

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement
To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		383,800,955.16	= Amt to be released to Seller

Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust — SERIES 2003-A
Collection Period: February 1, 2005 through February 28, 2005
Distribution Date: March 15, 2005

				Expected Final		Accumulation	Early Redemption
Amounts owed on Notes on Current Payment Date				Payment Date		Period	Period
Outstanding Dollar Principal Amount of Notes		1,500,000,000.00		15-Feb-06		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		3,080,000.00		28		2.59000%	0.05%
per $1,000 of Notes		2.05

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date
NLA of Notes as of prior payment date		1,500,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,500,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	148,351,648.35	= Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		148,351,648.35
Is Primary OC Amt < Required Primary OC Amt?	No

Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00

Series Nominal Liquidation Amount		1,648,351,648.35	= Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	60,000,000.00

Series Required Participation Amount		1,708,351,648.35

Interest Collections		Total Pool		Series Alloc. %		Series Allocation

Collections of Interest		63,777,609.85	x	14.043643%	=	8,956,699.79
Recoveries on Defaulted Receivables		1.12	x	14.043643%	=	0.16
Investment Income from Collection Account		30,290.77	x	14.043643%	=	4,253.93

Total Interest Collections		63,807,901.74				8,960,953.88

Series Share of Interest Collections		8,960,953.88
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		8,960,953.88

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement
Total interest to be paid on Notes (for deposit in IFA)		3,080,000.00
Series Servicing Fee	1.00%	1,373,626.37
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		4,507,327.51	= Amt to be released to Seller

Deposit in IFA from Series Available Interest Amount		3,080,000.00
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		3,080,000.00

Principal Collections and Investor Default Amount		Total Pool		Series Alloc. %		Series Allocation

Collections of Principal		4,099,373,901.94	x	14.043643%	=	575,701,432.74
Miscellaneous Payments (if any)		0.00	x	23.076923%	=	0.00
Losses from Defaulted Dealers		0.00	x	14.043643%	=	0.00

Series Share of Principal Collections		575,701,432.74
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		575,701,432.74

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement
To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		575,701,432.74	= Amt to be released to Seller

Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust — SERIES 2004-A
Collection Period: February 1, 2005 through February 28, 2005
Distribution Date: March 15, 2005

				Expected Final		Accumulation	Early Redemption
Amounts owed on Notes on Current Payment Date				Payment Date		Period	Period
Outstanding Dollar Principal Amount of Notes		1,000,000,000.00		16-Jan-07		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		2,033,888.89		28		2.59000%	0.025%
per $1,000 of Notes		2.03

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date
NLA of Notes as of prior payment date		1,000,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,000,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	98,901,098.90	= Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		98,901,098.90
Is Primary OC Amt < Required Primary OC Amt?	No

Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00

Series Nominal Liquidation Amount		1,098,901,098.90	= Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	40,000,000.00

Series Required Participation Amount		1,138,901,098.90

Interest Collections		Total Pool		Series Alloc. %		Series Allocation

Collections of Interest		63,777,609.85	x	9.362429%	=	5,971,133.19
Recoveries on Defaulted Receivables		1.12	x	9.362429%	=	0.10
Investment Income from Collection Account		30,290.77	x	9.362429%	=	2,835.95

Total Interest Collections		63,807,901.74				5,973,969.24

Series Share of Interest Collections		5,973,969.24
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		5,973,969.24

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement
Total interest to be paid on Notes (for deposit in IFA)		2,033,888.89
Series Servicing Fee	1.00%	915,750.92
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		3,024,329.43	= Amt to be released to Seller

Deposit in IFA from Series Available Interest Amount		2,033,888.89
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		2,033,888.89

Principal Collections and Investor Default Amount		Total Pool		Series Alloc. %		Series Allocation

Collections of Principal		4,099,373,901.94	x	9.362429%	=	383,800,955.16
Miscellaneous Payments (if any)		0.00	x	15.384615%	=	0.00
Losses from Defaulted Dealers		0.00	x	9.362429%	=	0.00

Series Share of Principal Collections		383,800,955.16
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		383,800,955.16

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement
To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		383,800,955.16	= Amt to be released to Seller

Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust — SERIES 2004-B
Collection Period: February 1, 2005 through February 28, 2005
Distribution Date: March 15, 2005

				Expected Final		Accumulation	Early Redemption
Amounts owed on Notes on Current Payment Date				Payment Date		Period	Period
Outstanding Dollar Principal Amount of Notes		1,000,000,000.00		15-Aug-07		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		2,022,222.22		28		2.59000%	0.01%
per $1,000 of Notes		2.02

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date
NLA of Notes as of prior payment date		1,000,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,000,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	98,901,098.90	= Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		98,901,098.90

Is Primary OC Amt < Required Primary OC Amt?	No

Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00

Series Nominal Liquidation Amount		1,098,901,098.90	= Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	40,000,000.00

Series Required Participation Amount		1,138,901,098.90

Interest Collections		Total Pool		Series Alloc. %		Series Allocation

Collections of Interest		63,777,609.85	x	9.362429%	=	5,971,133.19
Recoveries on Defaulted Receivables		1.12	x	9.362429%	=	0.10
Investment Income from Collection Account		30,290.77	x	9.362429%	=	2,835.95

Total Interest Collections		63,807,901.74				5,973,969.24

Series Share of Interest Collections		5,973,969.24
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		5,973,969.24

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement
Total interest to be paid on Notes (for deposit in IFA)		2,022,222.22
Series Servicing Fee	1.00%	915,750.92
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		3,035,996.10	= Amt to be released to Seller

Deposit in IFA from Series Available Interest Amount		2,022,222.22
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		2,022,222.22

Principal Collections and Investor Default Amount		Total Pool		Series Alloc. %		Series Allocation

Collections of Principal		4,099,373,901.94	x	9.362429%	=	383,800,955.16
Miscellaneous Payments (if any)		0.00	x	15.384615%	=	0.00
Losses from Defaulted Dealers		0.00	x	9.362429%	=	0.00

Series Share of Principal Collections		383,800,955.16
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		383,800,955.16

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement
To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		383,800,955.16	= Amt to be released to Seller

Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00